Income Taxes - Schedule of Provision for Income Taxes Charged to Operations (Detail) - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2020	Sep. 30, 2019	Dec. 31, 2019	Dec. 31, 2018
Current Expense:
Federal			$ 1,709	$ 31
State			803	99
Current expense			2,512	130
Deferred Expense (Benefit):
Federal			20,576	(15,955)
State			1,746	(4,107)
Deferred expense (benefit)	$ (3,666)	$ 14,539	22,322	(20,062)
Total Income Tax Expense (Benefit)	$ 18,131	$ 16,177	$ 24,834	$ (19,932)